UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 August 23, 2004
             ------------------------------------------------------
                                 Date of Report
                        (Date of earliest event reported)


                           WSFS Financial Corporation
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

       Delaware                     0-16668                  22-2866913
----------------------------    ---------------            -------------
(State or other jurisdiction    (SEC Commission            (IRS Employer
     of incorporation)              File No.)              Identification
                                                              Number)

838 Market Street, Wilmington, Delaware                       19899
---------------------------------------                       -----
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: (302)792-6000
                                                    -------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written  communications  pursuant to Rule 425 under the  Securities Act

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

                           WSFS FINANCIAL CORPORATION

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         A new director, Calvert A. Morgan, Jr., was elected to the Registrant's Board of Directors by board action effective August 23, 2004. Mr. Morgan was not named to any Board committees.

         For further details, reference is made to the Press Release dated August 17, 2004, which is attached hereto as Exhibit 99 and incorporated herein by this reference.


Item 9.01 Financial Statements, Pro Forma Financial
          Information and Exhibits
          ------------------------

         (c) Exhibits:

             99       Press Release dated August 17, 2004

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       WSFS FINANCIAL CORPORATION


Date: August 26, 2004                  By: /s/ Marvin N. Schoenhals
                                           -------------------------------------
                                           Marvin N. Schoenhals
                                           President and Chief Executive Officer